UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549




                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): August 9, 2004




                     METTLER-TOLEDO INTERNATIONAL INC.
           (Exact name of registrant as specified in its charter)




        Delaware                File No. 001-13595               13-3668641
(State of incorporation)     (Commission File Number)          (IRS Employer
                                                            Identification No.)


                       Im Langacher, P.O. Box MT-100
                      CH-8606, Greifensee, Switzerland
                 ------------------------------------------
            (Address of principal executive offices) (zip code)

     Registrant's telephone number, including area code: +41-1-944-2211

Item 9.   Regulation FD Disclosure

     The following information is furnished pursuant to Item 9, "Regulation FD Disclosure" and Item 12, "Disclosure of Results of Operation and Financial Condition." The information furnished in this Form 8-K and the Exhibit attached hereto shall not be treated as filed for purposes of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On August 9, 2004, Mettler-Toledo International Inc. ("Mettler-Toledo") issued a press release (the "Release") commenting on its financial results for the three and six months ended June 30, 2004 and the status of an investigation into certain allegations made by an employee. A copy of the Release is furnished hereto as Exhibit 99.1 to this report.


EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

99.1 Press release, dated August 9, 2004, issued by Mettler-Toledo International Inc.



SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       METTLER-TOLEDO INTERNATIONAL INC.

Dated:  August 9, 2004                 By: /s/  William P. Donnelly
                                           -------------------------------
                                           William P. Donnelly
                                           Chief Financial Officer